UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
________________________

FORM 8-K
________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 9, 2022
____________
R1 RCM Inc.
(Exact Name of Registrant as Specified in Charter)
 ____________

Delaware	001-34746	02-0698101
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

434 W. Ascension Way	84123
6th Floor
Murray
Utah
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (312) 324-7820

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☒    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	RCM	NASDAQ
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02    Results of Operations and Financial Condition

On May 9, 2022, R1 RCM Inc. (the “Company”) announced its financial results for its fiscal quarter ended March 31, 2022. The full text of the press release issued in connection with the announcement is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Item 7.01    Regulation FD Disclosure

The Company is hosting an investor conference call on May 9, 2022 regarding its financial results for the fiscal quarter ended March 31, 2022. The slide presentation to be used in conjunction with the investor conference call is furnished as Exhibit 99.2 to this Current Report on Form 8-K and will be posted on the Company’s website.

The information in this Form 8-K (including Exhibits 99.1 and 99.2) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Additional Information and Where to Find It

This Current Report on Form 8-K includes information regarding the proposed transaction between the Company and Cloudmed, a leader in Revenue Intelligence™ solutions for healthcare providers. This Current Report on Form 8-K does not constitute an offer to sell or exchange, or the solicitation of an offer to buy or exchange, any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, sale or exchange would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. Project Roadrunner Parent Inc. (“New R1”), a wholly owned subsidiary of the Company, has filed a registration statement on Form S-4 with the U.S. Securities and Exchange Commission (the “SEC”), which includes a document that serves as a prospectus and proxy statement of the Company, referred to as a proxy statement / prospectus, which was declared effective by the SEC on April 22, 2022. Promptly after the proxy statement / prospectus was declared effective by the SEC, a copy of the proxy statement / prospectus was sent to all shareholders of the Company. The Company and New R1 may also file other documents regarding the proposed transaction with the SEC. Before making any voting decision, investors and security holders of the Company are urged to read the registration statement, the proxy statement / prospectus, and all other relevant documents filed or that will be filed with the SEC in connection with the proposed transaction as they become available because they will contain important information about the proposed transaction.

Investors and security holders are able to obtain free copies of the registration statement, the proxy statement / prospectus, and all other relevant documents filed or that will be filed with the SEC by the Company and New R1 through the website maintained by the SEC at www.sec.gov.

The documents filed by the Company and New R1 with the SEC also may be obtained free of charge at the Company’s website at http://www.r1rcm.com or upon written request to 434 W. Ascension Way, 6th Floor, Murray, Utah 84123.

Participants in Solicitation

The Company and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the Company’s shareholders in connection with the proposed transaction. A list of the names of such directors and executive officers and information regarding their interests in the proposed transaction is contained in the proxy statement / prospectus. You may obtain free copies of these documents as described in the preceding paragraph.

Forward-Looking Statements

This Current Report on Form 8-K includes information that may constitute “forward-looking statements” made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements generally relate to future events and relationships, plans, future growth, and future performance, including, but not limited to, statements about the expected timing, completion, and effects of the proposed transaction, the Company’s strategic initiatives, capital plans, costs, ability to successfully implement new technologies, future financial and operational performance, and liquidity. These statements are often identified by the use of words such as “anticipate,” “believe,” “estimate,” “expect,” “intend,” “designed,” “may,” “plan,” “predict,” “project,” “target,” “contemplate,” “would,” “seek,” “see,” and similar expressions or variations or negatives of these words, although not all forward-looking statements contain these identifying words. These statements are based on various assumptions, whether or not identified in this presentation, and on the current expectations of the Company’s and Cloudmed’s management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, assurance, prediction or definitive statement of fact or probability. Actual outcomes and results may differ materially from those contemplated by these forward-looking statements as a result of uncertainties, risks, and changes in circumstances, including but not limited to risk and uncertainties related to: (i) the Company’s ability to retain existing customers or acquire new customers; (ii) the development of markets for the Company’s revenue cycle management offering; (iii) variability in the lead time of prospective customers; (iv) competition within the market; (v) breaches or failures of the Company’s information security measures or unauthorized access to a customer’s data; (vi) delayed or unsuccessful implementation of the Company’s technologies or services, or unexpected implementation costs; (vii) disruptions in or damages to the Company’s global business services centers and third-party operated data centers; (viii) the impact of the COVID-19 pandemic on the Company’s business, operating results, and financial condition; (ix) the ability of the parties to consummate the proposed transaction in a timely manner or at all; (x) satisfaction of the conditions precedent to the consummation of the proposed transaction, including the receipt of required regulatory and shareholder approvals; and (xi) the Company’s ability to timely and successfully achieve the anticipated benefits and potential synergies of the proposed transaction. Additional risks and uncertainties that could cause actual outcomes and results to differ materially from those contemplated by the forward-looking statements are included under the heading “Risk Factors” in the Company’s most recent annual report on Form 10-K, quarterly reports on Form 10-Q, the registration statement on Form S-4 and the proxy statement included therein that has been filed relating to the transactions described herein, and any other periodic reports that the Company or New R1 may file with the SEC. The foregoing list of factors is not exhaustive. All forward-looking statements included herein are expressly qualified in their entirety by these cautionary statements as of the date hereof and involve many risks and uncertainties that could cause the Company’s actual results to differ materially from those expressed or implied in the Company’s forward-looking statements. Subsequent events and developments, including actual results or changes in the Company’s assumptions, may cause the Company’s views to change. The Company assumes no obligation and does not intend to update these forward-looking statements, except as required by law. You are cautioned not to place undue reliance on such forward-looking statements.

This Current Report on Form 8-K shall not constitute a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the proposed transactions.

Item 9.01    Financial Statements and Exhibits

(d)	Exhibit Number	Description
	99.1	Press Release dated May 9, 2022
	99.2	Presentation dated May 9, 2022
	104	Cover Page Interactive Data File - the cover page iXBRL tags are embedded within the Inline XBRL document

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

R1 RCM INC.

Date: May 9, 2022

By: /s/ Rachel Wilson
Name: Rachel Wilson
Title: Chief Financial Officer